EXHIBIT 99.1

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders
Home Shopping Express SA and Subsidiary
Baleares, Spain

We have audited the accompanying consolidated balance sheet of Home Shopping Express SA and Subsidiary as of December 31, 2010 and consolidated related statements of operations and cash flows for the year then ended. These financial statements are the responsibility of Home Shopping Express SA’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Home Shopping Express SA and Subsidiary as of December 31, 2010 and results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meeks International, LLC
Meeks International, LLC
Tampa, Florida
August 15, 2011

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Consolidated Balance Sheets

	March 31 2011	December 31, 2010
	(Unaudited)
Assets

Current assets:
Cash	$96,338	$137,468
Accounts receivable net of $55,273 and $52,216, allowances and reserves at March 31, 2011 and December 31, 2010, respectively	652,267	108,341
Inventories, net	996,331	941,235
Prepaid expenses and other current assets	21,348	89,611
Total current assets	1,766,284	1,276,655

Property and equipment, net	435,780	421,647
Other assets	59,911	72,173
	$2,261,975	$1,771,015
Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$886,291	$701,468
Accrued expenses	178,476	151,452
Current maturities of long-term debt	66,529	89,019
Total current liabilities	1,131,296	941,939

Long-term debt	250,718	194,474
Total liabilities	1,382,014	1,136,413

Commitments and contingencies (Note 7)	—	—

Stockholders’ equity:
Common stock; 10,000 shares, authorized, issued and outstanding (Note 5)	142,864	135,019
Retained earnings	733,051	514,356
	875,915	649,375
Foreign currency translation adjustments	4,046	(14,773)
Total stockholders’ equity	879,961	634,602
	$2,261,975	$1,771,015

See accompanying notes.

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Consolidated Statements of Operations

	Three Months Ended March 31,		Year Ended December 31,
	2011	2010	2010
	(Unaudited)	(Unaudited)

Product sales	$1,373,651	$1,534,051	$6,577,346
Cost of product sales	939,287	1,419,800	4,752,045
Gross profit	434,364	114,251	1,825,301

Operating costs and expenses:
Employment costs	140,718	127,491	553,668
Other general and administrative expenses	76,004	9,010	546,781
Outside services	31,421	190,109	591,004
Advertising and promotion	9,759	—	68,517
Depreciation and amortization, less amounts included in cost of product sales	5,281	4,374	12,765
Total operating costs and expenses	263,183	330,984	1,772,735
Income (loss) from operations	171,181	(216,733)	52,566

Other income (expense):
Other income, net	40,657	53,338	46,013
Interest expense	(4,365)	(3,369)	(14,646)
Total other income	36,292	49,969	31,367

Income (loss) before income taxes	207,473	(166,764)	83,933
(Provision) benefit for income taxes	(79,474)	63,880	(20,983)
Net income (loss)	$127,999	$(102,884)	$62,950

Income (loss) per common share:
Basic	$12.80	$(10.29)	$6.30
Diluted	$12.80	$(10.29)	$6.30

Number of common shares used to compute Income (loss) per common share:
Basic	10,000	10,000	10,000
Diluted	10,000	10,000	10,000

See accompanying notes.

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Consolidated Statements of Cash Flows

	Three Months Ended March 31,		Year Ended December 31,
	2011	2010	2010
	(Unaudited)	(Unaudited)
Cash flow from operating activities:
Net income (loss)	$127,999	$(102,884)	$62,950
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,281	4,374	12,765
Deferred income taxes	—	—	(11,168)
Changes in operating assets and liabilities:
Accounts receivable	(543,926)	(558,820)	(41,805)
Inventories	(55,096)	(8,043)	(313,379)
Other current and non-current assets	81,065	(97,117)	(105,253)
Accounts payable and accrued liabilities	333,099	62,628	(549,047)
Net cash used in operating activities:	(51,578)	(699,862)	(944,937)

Cash flow from investing activities:
Purchases of property and equipment	(19,414)	(20,063)	(23,976)
Net cash used in investing activities	(19,414)	(20,063)	(23,976)

Cash flow from financing activities:
Borrowings under long-term debt arrangements	55,899	—	93,813
Payments on notes payable and long-term debt arrangements	(22,145)	(21,506)	(59,877)
Net cash received (used) from investing activities	33,754	(21,506)	33,936

Translation of cash	(3,892)	(11,766)	53,987

Change in cash	(41,130)	(753,197)	(880,990)
Cash at the beginning of the period	137,468	1,018,458	1,018,458
Cash at the end of the period	$96,338	$265,261	$137,468

Supplemental Cash Flow Information

Cash paid for interest	$4,060	$2,484	$8,492
Cash paid for income taxes	$59,089	57,990	53,527

See accompanying notes.

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Notes to Consolidated Financial Statements

Note 1 Organization and basis of presentation:

Home Shopping Express S.A. (the “Company” or “HSE”) was organized as a corporation under the laws of Spain in November 2007. The Company is located in Baleares, Spain and is engaged in the development and retail sale of consumer products throughout most of Europe.

The Company maintains its principal accounting records in EUROS under International Financial Accounting Standards (“IFRS”). All financial information contained herein is reflected by application of Accounting Principles Generally Accepted in the United States of America (“GAAP”) and has been translated to United States Dollars applying the concepts of foreign currency translation provided in Accounting Standards Codification (“ASC”) ASC 830 Foreign Currency Matters. Notwithstanding, the currency of measurement underlying the Company’s reported assets, liabilities and operations continues to be EUROS for all periods presented. Translation of the Company’s balance sheet provided for translation at the period end exchange rate. The statement of operations information was translated using average annual exchange rates during the period. The translation effects of the exchange rate changes are included as a separate component of stockholders’ equity.

Note 2 Summary of significant accounting policies:

Interim financial information – The accompanying consolidated financial statements as of March 31, 2011 and for the three months ended March 31, 2011 and 2010 are unaudited, but have been prepared in accordance with GAAP for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial reporting. Accordingly, they do not include all the information and footnotes required for complete financial statements. However, the unaudited consolidated financial information includes all adjustments which are, in the opinion of management, necessary to fairly present the consolidated financial position and the consolidated results of operations for the interim periods presented. The operations for the three months ended March 31, 2011 are not necessarily indicative of the results for the year ending December 31, 2011.

Use of estimates – The preparation of consolidated financial statements in conformity with GAAP requires our management to make estimates and assumptions that affect the reported amounts in our consolidated financial statements. Significant estimates embodied in the Company’s consolidated financial statements include estimating the collectability of accounts receivable and the recoverability of inventories. All estimates were developed by or under the direction of our Chief Executive Officer using the best available information at the time of the estimate. However, actual results could differ from those estimates.

Principles of consolidation – Our consolidated financial statements include the accounts of HSE and its wholly owned subsidiary HSE, LLC, a Florida Limited Liability Company. All material intercompany accounts have been eliminated.

Revenue recognition – We derive revenue from retail product sales and recognize revenue when evidence of the arrangement exists, in the case of products when the product is shipped to a customer, when our sales price is fixed or determinable, and finally, when we have concluded that amounts are collectible from the customers. Estimated amounts for product sales returns and allowances are recorded at the time of sale. Shipping costs billed to customers are included as a component of product sales. The associated cost of shipping is included as a component of cost of product sales.

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Notes to Consolidated Financial Statements

Note 2 Summary of significant accounting policies (continued):

Accounts receivable – Accounts receivable represents normal trade obligations from customers that are subject to normal trade collection terms, without discounts or rebates. We may require deposits or retainers when we consider a customer’s credit risk to warrant the collection of such. Notwithstanding these collections, we periodically evaluate the collectability of our accounts receivable and consider the need to establish an allowance for doubtful accounts based upon our historical collection experience and specifically identifiable information about our customers.

Inventories – Inventories consist of retail merchandise that is in its finished form and ready for sale to end-user customers. Inventories are recorded at the lower of average cost or market. Our inventories are acquired and carried for retail sale and, accordingly, the carrying value is susceptible to, among other things, market trends and conditions and overall customer demand. We use our best estimates of all available information to establish reasonable inventory quantities. However, these conditions may cause our inventories to become obsolete and/or excessive. We review our inventories periodically for indications that reserves are necessary to reduce the carrying values to the lower of cost or market values.

Property and equipment – Property and equipment are recorded at our cost. We depreciate property and equipment, other than land, using the straight-line method over lives that we believe the assets will have utility. Buildings and building improvements are depreciated over 30 years. Furnishings and office equipment are depreciated over 5 years. We allocate depreciation expense related to assets directly associated with our product sales to cost of product sales. Our expenditures for additions, improvements and renewals are capitalized, while normal expenditures for maintenance and repairs are charged to expense. We evaluate the carrying value of property and equipment for impairment annually or at more frequent intervals should circumstances indicate impairment may be present. Our evaluation is a two step process. The first step is to compare our undiscounted cash flows, as projected over the remaining useful lives of the assets, to their respective carrying values. In the event that the carrying values are not recovered by future undiscounted cash flows, as a second step, we compare the carrying values to the related fair values and, if the fair value is lower, we record an impairment adjustment. For purposes of fair value, we generally use a discounted cash flow approach, using risk-adjusted discount rates.

Advertising – We expense advertising costs when incurred.

Income taxes – Our principal corporate taxing jurisdictions are the country of Spain and the United States, and the State of Florida. Deferred taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Comprehensive income – Comprehensive income is defined as all changes in stockholders’ equity from transactions and other events and circumstances. Therefore, comprehensive income includes our net income plus the effects of our foreign currency translation adjustments during the period. The following table reconciles our net income to comprehensive income for the periods presented herein:

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Notes to Consolidated Financial Statements

Note 2 Summary of significant accounting policies (continued):

	Three Months Ended March 31,		Year Ended December 31,
	2011	2010	2010
	(Unaudited)	(Unaudited)
Net income (loss)	$127,999	$(102,884)	$62,950
Foreign currency translation adjustments	18,819	5,485	59,278
Comprehensive income	$146,818	$(97,399)	$122,228

Note 3 Property and equipment:

Our property and equipment consists of the following:

December 31, 2010
Land	$132,190
Buildings and building improvements	235,240
Transportation equipment	48,401
Office equipment and furnishings	31,460
Computer equipment and associated intangibles	17,703
464,993
Accumulated depreciation	(43,346)
$421,647

Substantially all of our assets serve as collateral under our loan agreements. See Note 4. Increases between December 31, 2010 and March 31, 2011, which are immaterial, resulted from minor equipment acquisition.

Note 4 Notes payable and long-term debt:

Our notes payable and long-term debt consisted of the following:

	March 31 2011	December 31, 2010
	(Unaudited)
5.92% mortgage loan providing for monthly payments of $1,091 through 2023; secured by land and building	$155,091	$149,106
4.65% bank loan providing for monthly payments of $1,994 through 2013; secured by assets	83,191	85,996
7.09% bank loan providing for month payments of $2,221 through October 2011; secured by assets	21,561	28,931
Various bank and other lending arrangements	57,404	19,460
	317,247	283,493
Less current maturities	(66,529)	(89,019)
Long-term debt	$250,718	$194,474

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Notes to Consolidated Financial Statements

Note 4 Notes payable and long-term debt (continued):

Maturities of long-term debt as of March 31, 2011 are as follows:

March 31, 2011
(Unaudited)
Nine-months ended December 31, 2011	$55,490
Year ended December 31:
2012	44,865
2013	37,347
2014	12,033
2015	12,367
2016	68,608
Thereafter	86,537
$317,247

Note 5 Stockholders’ equity:

The Company is organized as a corporation in Spain. Our articles of incorporation authorize 10,000 shares of common stock which have a par, or share capital, value of 10 EUROS each. See Note 8.

The following table reflects the changes in the components of stockholders’ equity:

	Common Stock	Retained Earnings	Currency Translation	Total
Beginning balance	$144,357	$479,122	$(74,051)	$549,428
Net income	—	62,950		62,950
Effect of translation	(9,338)	(27,716)	59,278	22,224
December 31, 2010	135,019	514,356	(14,773)	634,602
Net income	—	127,999		127,999
Effect of translation	7,845	90,696	18,819	117,360
March 31, 2011	$142,864	$733,051	$4,046	$879,961

Note 6 Income taxes:

Our consolidated provision for income taxes for the year ended December 31, 2010 is comprised of the following components:

Current provision	$32,151
Deferred provision	(11,168)
$20,983

Deferred income taxes consist of the following:

Outside basis difference related to unconsolidated subsidiary	$12,056
Deferred provision	(3,553)
Net deferred tax assets	$11,168

Deferred income taxes are included in the caption other assets.

Home Shopping Express, S.A. and Subsidiary
(A Company Organized Under the Laws of Spain)
Notes to Consolidated Financial Statements

Note 6 Income taxes (continued):

For purposes of recognition of income taxes for the three months ended March 31, 2011 and 2010, we estimate and apply a composite rate for our taxing jurisdictions.

Note 7 Commitments and contingencies:

Major Supplier Concentrations:

HSE buys its products from one entity that represents 87% of its total cost of goods. Accounts payable owed to this entity amount to $ 158,591 at December 31, 2010.

Other Matters:

As of March 31, 2011, the Company was subject to the various legal proceedings and claims that have not been fully resolved and that have arisen in the ordinary course of business. In the opinion of management, the Company does not have a potential liability related to any current legal proceeding or claim that would individually or in the aggregate materially adversely affect its financial condition or operating results. However, the results of legal proceedings cannot be predicted with certainty. Should the Company fail to prevail in these legal matters, the operating results of a particular reporting period could be materially adversely affected.

In connection with our business, we enter into various arrangements from time to time that are routine and customary for the operation of our business that include commitments, typically of a short duration. These arrangements include, among other things, infomercial development and production arrangements and royalty or contingent consideration to product manufacturers or infomercial hosts. As of March 31, 2011, we do not believe that our routine and customary business arrangements are material for reporting purposes.

Note 8 Subsequent Event:

On May 9, 2011, stockholders in our Company sold 5,000 of our total 10,000 issued and outstanding common shares to Infusion Brands International, Inc., a Nevada Corporation (“Infusion Brands”), plus an option to purchase the remaining 5,000 issued and outstanding shares. The Stock Purchase Agreement, that was agreed to by all of our stockholders, extended management and governance control over all operational and financial aspects of our business to Infusion Brands. As a result, Infusion Brands is our Parent Company commencing on May 9, 2011 and our financial information will thereafter be consolidated with those in the consolidated financial statements of Infusion Brands.